UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2025

Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wacker Drive
Suite 2100
Chicago, Illinois 60606
(Address of Principal Executive Offices)

(312) 489-5800
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

COFECE Approval

As previously announced, on October 3, 2024, Coeur Mining, Inc., a Delaware corporation (“Coeur”), SilverCrest Metals Inc., a corporation existing under the laws of the Province of British Columbia, Canada (“SilverCrest”), 1504648 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of the Province of British Columbia, Canada and a wholly-owned subsidiary of Coeur (“Canadian Sub”), Coeur Rochester, Inc., a Delaware corporation and a wholly-owned subsidiary of Coeur, and Compañía Minera La Llamarada, S.A. de C.V., a company existing under the laws of Mexico and a wholly-owned subsidiary of SilverCrest, agreed to a strategic business combination transaction pursuant to a plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”).

On Plenum’s session held on January 30, 2025, the Mexican Federal Economic Competition Commission (COFECE) determined that the transaction is unlikely to diminish, harm or hinder free and open competition in the Mexican mining sector and granted approval for Coeur’s pending acquisition of SilverCrest pursuant to the previously announced Arrangement. Subject to obtaining all required approvals and the satisfaction or waiver of all required conditions, including the approval of Coeur's stockholders at the special meeting to be held on February 6, 2025 and the approval of the Supreme Court of British Columbia, the Arrangement is expected to close on or about February 14, 2025.

Supplemental Disclosures

On December 30, 2024, Coeur filed a definitive proxy statement on Schedule DEFM14A, as such may be supplemented from time to time (the “Definitive Proxy Statement”), with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the special meeting of Coeur’s stockholders to vote to approve an amendment to the Coeur Certificate of Incorporation, as amended, and the issuance of shares of Coeur Common Stock to SilverCrest stockholders in connection with the Arrangement (together, the “Proposals”) scheduled to be held on February 6, 2025 (the “Special Meeting”).

Explanatory Note

In connection with the Arrangement, two complaints have been filed as individual actions in the Supreme Court of the State of New York, County of New York and are captioned Ryan Carroll v. Coeur Mining, Inc., et. al. (filed January 16, 2025) (the “Carroll Complaint”) and Anthony Malone v. Coeur Mining, Inc., et. al. (filed January 17, 2025), respectively (the “Malone Complaint” and, together with the Carroll Complaint, the “Complaints”).

The Complaints generally allege that the Definitive Proxy Statement misrepresents and/or omits certain purportedly material information. The Complaints seek, among other things, an injunction enjoining the consummation of the Arrangement unless and until certain additional information is disclosed, actual and punitive damages, fees and expenses, including reasonable attorneys’ and experts’ fees and expenses, and other relief the court may deem just and proper.

Additionally, Coeur has received demand letters from certain purported stockholders of Coeur seeking additional disclosures in the Definitive Proxy Statement (collectively, the “Demand Letters”).

Coeur believes the claims asserted in the Complaints and Demand Letters are without merit but cannot predict the outcome of any such claims. Additional lawsuits and demand letters arising out of the Arrangement may also be filed or received in the future. If additional similar lawsuits and demand letters are filed or received, absent new or significantly different allegations, the Company will not necessarily disclose such additional lawsuits or demand letters.

While Coeur believes that the disclosures set forth in the Definitive Proxy Statement comply fully with all applicable laws and denies the allegations in the Complaints and Demand Letters, in order to moot the disclosure claims in the Complaints and Demand Letters, and avoid nuisance and possible expense and business delays, Coeur has determined voluntarily to supplement certain disclosures in the Definitive Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Coeur specifically denies all allegations in the Complaints and Demand Letters that any additional disclosure was or is required or material.

All page references used herein refer to pages in the Definitive Proxy Statement before any additions or deletions resulting from the Supplemental Disclosures, and capitalized terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement. Underlined and bolded text shows text being added to a referenced disclosure in the Definitive Proxy Statement and stricken-through text shows text being deleted from a referenced disclosure in the Definitive Proxy Statement. This Current Report on Form 8-K is incorporated into, and amends and/or supplements, the Definitive Proxy Statement as provided herein. Except as specifically noted herein, the information set forth in the Definitive Proxy Statement remains unchanged.

Supplemental Disclosures to the Definitive Proxy Statement

1.
The first full paragraph on Page 14 under “QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE ARRANGEMENT -- Q: Is completion of the Arrangement subject to any conditions?” is hereby amended and supplemented by adding the following sentence:

a.	On Plenum’s session held on January 30, 2025, the Federal Competition Commission of Mexico granted approval for Coeur’s acquisition of SilverCrest.

2.
The second sentence of the first full paragraph on Page 72 under “The Arrangement – Opinions of Financial Advisors to Coeur – Opinion of BMO Capital Markets Corp.” is hereby amended and supplemented as follows:

a.
No company, business or transaction reviewed is identical or directly comparable to Coeur, SilverCrest or the Arrangement and an evaluation of these analyses is not entirely mathematical nor, except as otherwise disclosed, were individual multiples derived from the selected companies or selected transactions independently determinative of the results of such analyses; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed or the results from any particular analysis.

3.
The second sentence of the third paragraph on Page 73 under “The Arrangement – Opinions of Financial Advisors to Coeur – Opinion of BMO Capital Markets Corp. – Financial Analyses – Selected Public Companies Analyses – Coeur” is hereby amended and supplemented as follows:

a.
BMO Capital Markets applied a ~~selected~~ range of estimated net asset value per share multiples derived from the selected companies of 1.2x to 1.4x to the estimated net asset value per share of Coeur (selected based on BMO Capital Markets’ professional judgment and informed by, among other things, the financial profile, scale and asset portfolio of Coeur relative to the selected companies) and a ~~selected~~ range of calendar year 2025 estimated cash flow per share multiples derived from the selected companies of 6.5x to 9.0x to the calendar year 2025 estimated cash flow per share of Coeur (selected based on BMO Capital Markets’ professional judgment and informed by, among other things, the financial profile, scale and asset portfolio of Coeur relative to the selected companies), in each case based on financial forecasts, commodity price estimates and other estimates and data provided by the management of Coeur.

4.
The second sentence of the seventh paragraph on Page 73 under “The Arrangement – Opinions of Financial Advisors to Coeur – Opinion of BMO Capital Markets Corp. – Financial Analyses – Selected Public Companies Analyses – SilverCrest” is hereby amended and supplemented as follows:

a.
BMO Capital Markets applied a ~~selected~~ range of estimated net asset value per share multiples derived from the selected companies of 1.4x to 1.8x to the estimated net asset value per share of SilverCrest (selected based on BMO Capital Markets’ professional judgment and informed by, among other things, the financial profile, scale and asset portfolio of SilverCrest relative to the selected companies) and a ~~selected~~ range of calendar year 2025 estimated cash flow per share multiples derived from the selected companies of 9.0x to 11.0x to the calendar year 2025 estimated cash flow per share of SilverCrest (selected based on BMO Capital Markets’ professional judgment and informed by, among other things, the financial profile, scale and asset portfolio of SilverCrest relative to the selected companies), in each case based on financial forecasts, commodity price estimates and other estimates and data provided by the management of Coeur.

5.
The third sentence of the third full paragraph on Page 74 under “The Arrangement – Opinions of Financial Advisors to Coeur – Opinion of BMO Capital Markets Corp. – Financial Analyses – SilverCrest Selected Precedent Transactions Analysis” is hereby amended and supplemented as follows:

a.
BMO Capital Markets applied a ~~selected~~ range of estimated net asset value per share multiples derived from the selected transactions of 1.6x to 2.0x (with particular focus on the estimated net asset value per share multiples observed for First Majestic Silver Corp.’s acquisition of Gatos Silver, Inc.) to the estimated net asset value per share of SilverCrest and a ~~selected~~ range of estimated cash flow per share multiples derived from the selected transactions of 10.0x to 12.0x (with particular focus on the estimated cash flow per share multiples observed for First Majestic Silver Corp.’s acquisition of Gatos Silver, Inc.) to the calendar year 2025 estimated cash flow per share of SilverCrest, in each case based on financial forecasts, commodity price estimates and other estimates and data provided by the management of Coeur.

6.
The third bullet point of the third full paragraph on Page 75 under “The Arrangement – Opinions of Financial Advisors to Coeur – Opinion of BMO Capital Markets Corp. – Certain Additional Information – Other” is hereby amended and supplemented as follows:

a.
nine undiscounted publicly available equity research analysts’ price targets for Coeur Common Stock and eight undiscounted publicly available equity research analysts’ price targets for SilverCrest Common Shares, which indicated overall low and high target price ranges for Coeur Common Stock and SilverCrest Common Shares of $5.25 per share and $9.50 per share (with a median of $8.25 per share) and $8.51 per share and $12.59 per share (with a median of $9.80 per share), respectively, and an approximate implied exchange ratio reference range of 0.896x to 2.398x;

7.
The fourth full paragraph on Page 78 under “The Arrangement – Opinions of Financial Advisors to Coeur – Opinion of Goldman Sachs & Co. LLC – Illustrative Discounted Cash Flow Analysis—Coeur Stand-Alone” is hereby amended and supplemented as follows:

a.
Goldman Sachs then added to the range of illustrative enterprise values it derived for Coeur the illustrative in-situ value of Silvertip and exploration upside of approximately $169 million, and subtracted the net debt and other debt like items of approximately $617 million of Coeur, each as provided by the management of Coeur and approved for Goldman Sachs’ use by Coeur, to derive a range of illustrative equity values for Coeur giving effect to the Arrangement. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Coeur Common Stock of approximately 403.9 million, as provided by the management of Coeur and approved for Goldman Sachs’ use by Coeur, to derive a range of illustrative present values per share of Coeur Common Stock ranging from $2.91 to $3.96.

8.
The first full paragraph on Page 79 under “The Arrangement – Opinions of Financial Advisors to Coeur – Opinion of Goldman Sachs & Co. LLC – Illustrative Discounted Cash Flow Analysis of Coeur Giving Effect to the Arrangement” is hereby amended and supplemented as follows:

a.
Goldman Sachs then added to the range of illustrative enterprise values it derived for Coeur, giving effect to the Arrangement, the illustrative in-situ value of Silvertip and exploration upside and SilverCrest’s El Picacho exploration project of approximately $185 million, and subtracted the net debt and other debt-like items and estimated transaction costs of approximately $553 million, as provided by the management of Coeur and approved for Goldman Sachs’ use by Coeur, to derive a range of illustrative equity values for Coeur giving effect to the Arrangement. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of common stock of Coeur giving effect to the Arrangement of approximately 643.0 million as provided by the management of Coeur and approved for Goldman Sachs’ use by Coeur, to derive a range of illustrative present values per share of Coeur Common Stock giving effect to the Arrangement ranging from $3.00 to $4.07.

9.
The third full paragraph on Page 79 under “The Arrangement – Opinions of Financial Advisors to Coeur – Opinion of Goldman Sachs & Co. LLC – Illustrative Present Value of Future Share Price Analysis—Coeur Standalone” is hereby amended and supplemented as follows:

a.
Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding shares of Coeur Common Stock as of December 31 for each of calendar years 2024, 2025 and 2026 of approximately 403.9 million, 409.6 million and 415.3 million, respectively, as provided by the management of Coeur and approved for Goldman Sachs’ use by Coeur, to derive a range of implied future values per share of Coeur Common Stock. Goldman Sachs then discounted these implied future equity values per share of Coeur Common Stock to June 30, 2024, using an illustrative discount rate of 12.5% and year-end convention, reflecting an estimate of Coeur’s cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for Coeur, as well as certain financial metrics for financial markets generally. This analysis resulted in a range of implied present values of $3.68 to $9.48 per share of Coeur Common Stock.

10.
The fifth full paragraph on Page 79 under “The Arrangement – Opinions of Financial Advisors to Coeur – Opinion of Goldman Sachs & Co. LLC – Illustrative Present Value of Future Share Price Analysis of Coeur Giving Effect to the Arrangement” is hereby amended and supplemented as follows:

a.
Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding shares of Coeur Common Stock giving effect to the Arrangement as of December 31 for each of calendar years 2024, 2025 and 2026 of approximately 643.0 million, 648.7 million and 654.4 million, respectively, as provided by the management of Coeur and approved for Goldman Sachs’ use by Coeur, to derive a range of implied future values per share of Coeur Common Stock giving effect to the Arrangement. Goldman Sachs then discounted these implied future equity values per share of Coeur Common Stock giving effect to the Arrangement to June 30, 2024, using an illustrative discount rate of 10.5% and year-end convention, reflecting an estimate of Coeur’s cost of equity giving effect to the Arrangement. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific and peer derived inputs, including a beta for Coeur giving effect to the Arrangement, as well as certain financial metrics for financial markets generally. This analysis resulted in a range of implied present values of $5.16 to $9.97 per share of Coeur Common Stock giving effect to the Arrangement.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the arrangement of SilverCrest Metals Inc. under the provisions of Part 9, Division 5 of the BCBCA, as further set out in the Arrangement Agreement, dated October 3, 2024, by and among Coeur, SilverCrest, 1504648 B.C. Unlimited Liability Company, Coeur Rochester, Inc., and Compañía Minera La Llamarada, S.A. de C.V., or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Additional Information

In connection with the Arrangement, Coeur filed and mailed the Definitive Proxy Statement with the SEC in connection with the solicitation of proxies to obtain the Approvals and SilverCrest filed a notice of the meeting of SilverCrest securityholders and accompanying management information circular (the “Circular”) on SEDAR+ and with the SEC in connection with the solicitation of proxies to obtain SilverCrest securityholder approval of the Arrangement. This communication is not a substitute for the Definitive Proxy Statement, the Circular or for any other document that Coeur or SilverCrest may file with the SEC or on SEDAR+ and/or send to Coeur stockholders and/or SilverCrest’s securityholders in connection with the Arrangement. INVESTORS AND SECURITY HOLDERS OF COEUR AND SILVERCREST ARE URGED TO CAREFULLY AND THOROUGHLY READ THE PROXY STATEMENT AND THE CIRCULAR, RESPECTIVELY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY COEUR AND/OR SILVERCREST WITH THE SEC OR ON SEDAR+, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT COEUR, SILVERCREST, THE ARRANGEMENT, THE RISKS RELATED THERETO AND RELATED MATTERS.

Stockholders of Coeur and securityholders of SilverCrest are able to obtain free copies of the Proxy Statement and the Circular, as each may be amended from time to time, and other relevant documents filed by Coeur and/or SilverCrest with the SEC or on SEDAR+ through the website maintained by the SEC at www.sec.gov or on SEDAR+ at www.sedarplus.ca, as applicable. Copies of documents filed with the SEC by Coeur will be available free of charge from Coeur’s website at www.coeur.com under the “Investors” tab or by contacting Coeur’s Investor Relations Department at (312) 489-5800 or investors@coeur.com. Copies of documents filed with the SEC or on SEDAR+ by SilverCrest will be available free of charge from SilverCrest’s website at www.silvercrestmetals.com under the “Investors” tab or by contacting SilverCrest’s Investor Relations Department at 604-694-1730 ext 104.

Cautionary Note to U.S. Investors

Coeur’s public disclosures are governed by the U.S. Securities Exchange Act of 1934, as amended, including Regulation S-K 1300 thereunder, whereas SilverCrest discloses estimates of “measured,” “indicated,” and “inferred” mineral resources as such terms are used in Canada’s National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”). Although S-K 1300 and NI 43-101 have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, they at times embody different approaches or definitions. Consequently, investors are cautioned that public disclosures by SilverCrest prepared in accordance with NI 43-101 may not be comparable to similar information made public by companies, including Coeur, subject to S-K 1300 and the other reporting and disclosure requirements under the U.S. federal securities laws and the rules and regulations thereunder. The scientific and technical information concerning Coeur’s mineral projects in this communication have been reviewed and approved by a “qualified person” under Item 1300 of SEC Regulation S-K, namely, Coeur’s Senior Director, Technical Services, Christopher Pascoe. The SilverCrest “qualified person” under NI 43-101 for this communication is N. Eric Fier, CPG, P.Eng, CEO for SilverCrest, who has reviewed and approved its contents.

Participants in the Solicitation

Coeur, SilverCrest and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Coeur’s stockholders and SilverCrest’s securityholders in connection with the Arrangement. Information regarding the executive officers and directors of Coeur is included in its definitive proxy statement for its 2024 annual meeting under the headings “Proposal No. 1 – Election of Directors”, “Information about our Executive Officers”, “Compensation Discussion and Analysis”, and “Director Compensation”, which was filed with the SEC on April 4, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/215466/000114036124017966/ny20018623x1_def14a.htm. Information regarding the directors and certain executive officers of SilverCrest is included in its management information circular for its 2024 annual meeting under the headings “Details of Matters to be Acted Upon at the Meeting – Election of Directors” and “Compensation of Executive Officers and Directors”, which is dated April 18, 2024 and is available under SilverCrest’s profile on SEDAR+ and the SEC. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Definitive Proxy Statement, the Circular and other materials when they are filed with the SEC or on SEDAR+ in connection with the Arrangement. Free copies of these documents may be obtained as described in the paragraphs above.

Forward-Looking Statements and Cautionary Statements

Certain statements in this document concerning the proposed Arrangement, including any statements regarding the expected timetable for completing the Arrangement, the results, effects, benefits and synergies of the Arrangement, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Coeur’s or SilverCrest’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include, but are not limited to, statements regarding Coeur’s or SilverCrest’s plans and expectations with respect to the proposed Arrangement and the anticipated impact of the proposed Arrangement on the combined company’s results of operations, financial position, growth opportunities and competitive position, including maintaining current Coeur and SilverCrest management, strategies and plans and integration. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that securityholders of SilverCrest may not approve the Arrangement or stockholders of Coeur may not approve the Stock Issuance or the Charter Amendment; the risk that any other condition to Closing (as defined in the Arrangement Agreement) may not be satisfied; the risk that the Closing might be delayed or not occur at all; the anticipated timing of mailing proxy statements and circulars regarding the Arrangement; the risk that either Coeur or SilverCrest may terminate the Arrangement Agreement and either Coeur or SilverCrest is required to pay a termination fee to the other party; potential adverse reactions or changes to business or employee relationships of Coeur or SilverCrest, including those resulting from the announcement or completion of the Arrangement; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Coeur and SilverCrest; the effects of the business combination of Coeur and SilverCrest, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; the risk that Coeur or SilverCrest may not receive the required stock exchange and regulatory approvals of the Arrangement; the expected listing of shares on the NYSE; the risk of any litigation relating to the proposed Arrangement; the risk of changes in governmental regulations or enforcement practices; the effects of commodity prices, life of mine estimates; the timing and amount of estimated future production; the risks of mining activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Arrangement. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for the combined company’s operations, gold and silver market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in the Definitive Proxy Statement and Coeur’s Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent Quarterly Reports on Form 10-Q, which are on file with the SEC and available from Coeur’s website at www.coeur.com under the “Investors” tab, and in other documents Coeur files with the SEC and in SilverCrest’s Circular and annual information form for the year ended December 31, 2023, which are on file with the SEC and on SEDAR+ and available from SilverCrest’s website at www.silvercrestmetals.com under the “Investors” tab, and in other documents SilverCrest files with the SEC or on SEDAR+.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Coeur nor SilverCrest assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: January 31, 2025	By:	/s/ Casey M. Nault
Name: Casey M. Nault
Title: Senior Vice President, General Counsel and Chief ESG Officer